EXHIBIT 99.1

PRESS RELEASE

Contact:	Frederic M. Burditt
Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR Announces Fourth Quarter Earnings of $0.60 per share

•	Fourth quarter earnings excluding net charges total $0.66 per share, up 3% over prior year

•	Company establishes reserve for existing asbestos claims and records gain on sale of land in China

•	Outlook for 2008 continues to show growth as Energy, Aerospace and Industrial markets and backlog remain strong

Burlington, MA, February 20, 2008

CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other fluid control devices for the instrumentation, aerospace, thermal fluid and energy markets, today announced results for the fourth quarter and 12 months ended December 31, 2007.

Revenues for the 2007 fourth quarter were $174.5 million, an increase of 3% from $169.6 million for the fourth quarter 2006 period. Net income for the fourth quarter of 2007 was $10.1 million, or $0.60 per diluted share, compared to $10.4 million, or $0.63 per diluted share, for the fourth quarter of 2006. Net income for the fourth quarter of 2007 includes net pre-tax charges of $1.6 million, or $0.06 per diluted share: (i) a $0.10 per share charge to accrue estimated indemnity costs associated with open asbestos claims affecting the Company’s Leslie Controls subsidiary; (ii) $0.01 per diluted share for a charge related to accelerated vesting of equity awards for retiring executives; and (iii) $0.05 per share from a gain on sale of the Company’s former location in China.

For the 12 months ended December 31, 2007, revenues were $665.7 million, an increase of 13% from $591.7 million for 2006. Net income for the 12 months of 2007 was $37.9 million, or $2.27 per diluted share, an increase of 26% from $29.3 million, or $1.80 per diluted share, in the same period last year. Results for the 12 months of 2007 include net pre-tax charges of $3.3 million, or $0.15 per diluted share: (i) $0.11 per diluted share for charge from accelerated vesting of equity awards for the Company’s retiring executives; (ii) $0.10 per diluted share for charge to accrue estimated indemnity costs associated with open asbestos claims affecting the Company’s Leslie Controls subsidiary; (iii) $0.05 per diluted share for charges related to facility consolidation; (iv) $0.06 per diluted share from gain on sale of an unrelated business; and (v) $0.05 per diluted share from gain on sale of a former Chinese manufacturing site.

The Company received orders totaling $170.4 million during the fourth quarter of 2007, increasing 1% over the fourth quarter of 2006, and an 8% decrease from the third quarter of 2007. For the 12 months of 2007, orders totaled $771.7 million with year-end backlog remaining at a near record level of $391.6 million, representing increases of 9% and 37%, respectively, over 2006.

During the fourth quarter of 2007, the Company generated $28.0 million of free cash flow (defined as net cash from operating activities, less capital expenditures and dividends paid) and, for the 12 months of 2007, the Company had positive free cash flow of $42.5 million despite higher working capital needed to support the Company’s record orders and its 37% increase in backlog. This compares favorably to the 12 months of 2006 during which the Company generated $17.5 million of free cash flow. The improvement in 2007 largely resulted from reduced working capital and an increase in profitability as compared to 2006.

Circor’s Instrumentation and Thermal Fluid Controls Products segment revenues increased 12% to $91.5 million from $81.6 million in the fourth quarter of 2006. Incoming orders for this segment were $93.1 million, up 26%, while this segment’s backlog at December 31, 2007, reached a record $136.7 million, a 21% increase from one year ago, and a 1% increase from the end of the third quarter of 2007. This segment’s operating margin for the fourth quarter was 8.3% compared to the 8.2% operating margin achieved in the fourth quarter of 2006. Excluding special charges and the accrual for estimated indemnity costs associated with open asbestos claims affecting the Company’s Leslie Controls subsidiary, the fourth quarter 2007 operating margin was 11.2% which represented a 300 basis point increase from the third quarter of 2007, reflecting improved manufacturing efficiencies and lower inventory costs from foreign-sourcing.

During the fourth quarter of 2007, the Company’s Leslie Controls subsidiary, whose results are reported in Circor’s Instrumentation and Thermal Fluid Controls Segment, recorded an additional liability of $9.0 million for the estimated indemnity cost associated with resolution of its current open claims for asbestos-related litigation. The recording of this liability resulted in a pre-tax charge of $2.6 million, or $0.10 per share, net of insurance recoveries.

Circor’s Energy Products segment revenues decreased 6% to $83.1 million from its record level of $88.0 million in the fourth quarter of 2006. Incoming orders for the quarter were $77.3 million and ending backlog totaled another record at $254.8 million compared to incoming orders of $95.4 million and ending backlog of $172.2 million in the same periods last year. This segment’s operating margin was 16.7% during the fourth quarter of 2007 compared to 15.4% for the fourth quarter of 2006.

Bill Higgins, Circor’s Chief Executive Officer-elect, said, “As expected, our Energy Products business experienced some softening in market activities this quarter from record levels, as distributor inventories in North America caught up with demand and, globally, project awards returned to more normal levels. Prospects in 2008 remain healthy as this segment’s backlog remains at near record levels.”

Mr. Higgins continued, “Results for our Instrumentation and Thermal Fluid Control Products segment were encouraging. Incoming order rates improved in all primary markets including steam, instrumentation and general aerospace. We continue to make progress with lean manufacturing and global outsourcing initiatives to drive profit improvement within this segment, and expect to more fully realize cost reduction benefits throughout 2008. Some selective pricing increases have been successfully instituted as well. These improvements have been partially offset by higher legal costs associated with Leslie Controls’ asbestos claims.”

Circor provided guidance for its first quarter 2008 results, indicating it expects earnings to be in the range of $0.54 to $0.58 per diluted share, including an expected $0.02 special charge related to facility closures. The guidance compares to earnings in the first quarter of 2007 of $0.45 per diluted share, which included $0.03 per share for a facility consolidation.

CIRCOR International has scheduled a conference call to review its results for the fourth quarter of 2007 tomorrow, February 21, 2008, at 10:30 am ET. Interested parties may access the call by dialing (888) 256-9119 from the US and Canada and (913) 312-6693 from international locations. A replay of the call will be available from 1:30 pm ET on February 21, 2008, through 1:30 pm ET on February 28, 2008. To access the replay, interested parties should dial (888) 203-1112 or (719) 457-0820 and enter confirmation code # 2840279 when prompted. The presentation slides that will be discussed in the conference call are expected to be available on Wednesday, February 20, 2008, by 6:00 pm ET. The presentation slides may be downloaded from the quarterly earnings page of the investor section on the CIRCOR website: http://www.circor.com/quarterlyearnings/. An audio recording of the conference call also is expected to be posted on the company’s website by February 25, 2008.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED “RISK FACTORS” IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, WHICH CAN BE ACCESSED UNDER THE “INVESTORS” LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

UNAUDITED

	Three Months Ended		Year Ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Net revenues	$174,523	$169,615	$665,740	$591,711
Cost of revenues	121,320	120,643	470,373	418,803

GROSS PROFIT	53,203	48,972	195,367	172,908
Selling, general and administrative expenses	37,951	32,641	136,086	124,720
Special charges (income), net	(922)	200	2,514	678

OPERATING INCOME	16,174	16,131	56,767	47,510

Other (income) expense:
Interest income	(134)	(97)	(393)	(429)
Interest expense	289	1,342	3,394	5,546
Other (income) expense, net	133	487	(1,257)	134

Total other expense	288	1,732	1,744	5,251

INCOME BEFORE INCOME TAXES	15,886	14,399	55,023	42,259
Provision for income taxes	5,765	4,016	17,112	12,931

NET INCOME	$10,121	$10,383	$37,911	$29,328

Earnings per common share:
Basic	$0.61	$0.65	$2.31	$1.84
Diluted	$0.60	$0.63	$2.27	$1.80
Weighted average common shares outstanding:
Basic	16,646	16,076	16,442	15,976
Diluted	16,925	16,438	16,730	16,291

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

UNAUDITED

	Year Ended
	Dec 31, 2007	Dec 31, 2006
OPERATING ACTIVITIES
Net income	$37,911	$29,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	10,870	11,206
Amortization	2,579	2,394
Compensation expense of stock-based plans	5,704	3,252
Tax effect of share based compensation	(3,623)	—
Deferred income taxes	(3,574)	(4,708)
(Gain) Loss on sale of assets held for sale	(1,229)	—
(Gain) Loss on sale of property, plant and equipment	102	91
Gain on sale of affiliate	(1,605)	(11)
Equity earnings and paid dividends of affiliate, net	452	—
Changes in operating assets and liabilities, net of effects from business acquisitions:
Trade accounts receivable	(12,532)	(20,857)
Inventories	(15,672)	(29,804)
Prepaid expenses and other assets	(13,187)	4,966
Accounts payable, accrued expenses and other liabilities	50,720	34,001

Net cash provided by operating activities	56,916	29,858

INVESTING ACTIVITIES
Additions to property, plant and equipment	(11,983)	(9,933)
Proceeds from disposal or sale of property, plant and equipment	939	371
Proceeds from sale of assets held for sale	4,072	100
Business acquisitions, net of cash acquired	(2,704)	(61,103)
Proceeds from sale of affiliate	1,605	2,309
Purchase of investments	(8,760)	(12,194)
Proceeds from sale of investments	—	12,211

Net cash used in investing activities	(16,831)	(68,239)

FINANCING ACTIVITIES
Proceeds from debt borrowings	87,641	100,561
Payments of debt	(130,709)	(70,204)
Dividends paid	(2,464)	(2,395)
Proceeds from the exercise of stock options	6,380	3,627
Tax effect of share based compensation	3,623	2,559

Net cash (used in) provided by financing activities	(35,529)	34,148

Effect of exchange rate changes on cash and cash equivalents	1,454	1,773

INCREASE IN CASH AND CASH EQUIVALENTS	6,010	(2,460)
Cash and cash equivalents at beginning of year	28,652	31,112

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$34,662	$28,652

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

UNAUDITED

	Dec 31, 2007	Dec 31, 2006
ASSETS
Current Assets:
Cash & cash equivalents	$34,662	$28,652
Investments	8,861	86
Trade accounts receivable, less allowance for doubtful accounts of $ 2,264 and $2,523, respectively	125,663	108,689
Inventories	171,661	150,160
Prepaid expenses and other current assets	3,990	2,926
Insurance receivable	6,885	—
Deferred income taxes	8,220	7,305
Assets held for sale	312	3,132

Total Current Assets	360,254	300,950

Property, Plant and Equipment, net	82,465	79,039

Other Assets:
Goodwill	169,110	163,720
Intangibles, net	47,373	49,226
Non current insurance receivable	5,014	—
Other assets	12,253	12,740

Total Assets	$676,469	$605,675

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$82,038	$71,788
Accrued expenses and other current liabilities	72,481	53,333
Accrued compensation and benefits	21,498	15,325
Asbestos liability	9,697	1,026
Income taxes payable	7,900	6,027
Notes payable and current portion of long-term debt	201	415

Total Current Liabilities	193,815	147,914

Long-Term Debt, net of current portion	21,901	64,411
Deferred Income Taxes	19,106	21,674
Long term asbestos liability	7,062	—
Other Non-Current Liabilities	14,201	14,375
Shareholders’ Equity:
Preferred stock, $.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.01 par value; 29,000,000 shares authorized; and 16,650,407 and 16,181,070 issued and outstanding, respectively	167	162
Additional paid-in capital	240,000	224,508
Retained earnings	144,644	109,251
Accumulated other comprehensive income	35,573	23,380

Total Shareholders’ Equity	420,384	357,301

Total Liabilities and Shareholders’ Equity	$676,469	$605,675

CIRCOR INTERNATIONAL, INC.

SUMMARY OF ORDERS AND BACKLOG

(in thousands)

UNAUDITED

	Three Months Ended			Year Ended
	Dec 31, 2007	Dec 31, 2006		Dec 31, 2007	Dec 31, 2006
ORDERS
Instrumentation & Thermal Fluid Controls	$93,071	$74,111	*	$366,913	$323,214	*
Energy Products	77,348	95,368		404,752	381,762

Total orders	$170,419	$169,479		$771,665	$704,976

	Dec 31, 2007	Dec 31, 2006
BACKLOG
Instrumentation & Thermal Fluid Controls	$136,749	$113,434
Energy Products	254,841	172,235

Total backlog	$391,590	$285,669

Note: Backlog includes all unshipped customer orders.

*	- Orders for the Instrumentation & Thermal Fluid Controls Products segment have been reduced by $1,851 and $8,281 for the three and twelve months ended December 31, 2006, respectively, for the sale in December 2006 of the small, French business, Societe Alsacienne Regulaves Thermiques von Rohr (“Sart”),

CIRCOR INTERNATIONAL, INC.

SUMMARY REPORT BY SEGMENT

(in thousands, except earnings per share)

UNAUDITED

	2006					2007
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year
NET REVENUES
Instrumentation & Thermal Fluid Controls (TFC)	$72,434	$79,470	$79,205	$81,591	$312,700	$81,296	$85,740	$85,094	$91,466	$343,596
Energy Products	54,861	64,919	71,207	88,024	279,011	79,967	80,197	78,923	83,057	322,144

Total	127,295	144,389	150,412	169,615	591,711	161,263	165,937	164,017	174,523	665,740

OPERATING MARGIN
Instrumentation & TFC	9.1%	8.6%	9.5%	8.2%	8.8%	7.9%	8.7%	7.1%	8.3%	8.0%
Energy Products	10.4%	11.4%	13.2%	15.7%	13.0%	12.7%	16.3%	17.4%	15.3%	15.4%
Segment operating margin	9.7%	9.9%	11.3%	12.1%	10.8%	10.3%	12.4%	12.1%	11.6%	11.6%
Corporate expenses	-3.0%	-2.5%	-2.8%	-2.4%	-2.7%	-2.4%	-2.4%	-3.0%	-2.9%	-2.7%
Special charges	0.0%	0.0%	-0.3%	-0.1%	-0.1%	-0.4%	-0.4%	-1.3%	0.5%	-0.4%
Total operating margin	6.7%	7.4%	8.1%	9.5%	8.0%	7.4%	9.5%	7.8%	9.3%	8.5%

OPERATING INCOME
Instrumentation & TFC (excl. special & unusual charges)	6,595	6,861	7,522	6,680	27,658	6,433	7,438	6,076	7,589	27,536
Energy Products (excl. special & unusual charges)	5,702	7,429	9,420	13,797	36,348	10,125	13,063	13,745	12,675	49,608

Segment operating income (excl. special & unusual charges)	12,297	14,290	16,942	20,477	64,006	16,558	20,501	19,821	20,264	77,144
Corporate expenses (excl. special & unusual charges)	(3,809)	(3,578)	(4,284)	(4,146)	(15,817)	(3,853)	(4,056)	(4,942)	(5,012)	(17,863)
Special (charges) income, net	—		(479)	(200)	(679)	(691)	(615)	(2,130)	922	(2,514)

Total operating income	8,488	10,712	12,179	16,131	47,510	12,014	15,830	12,749	16,174	56,767
INTEREST EXPENSE, NET	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(155)	(3,001)
OTHER (EXPENSE) INCOME, NET	131	248	(27)	(486)	(134)	97	(215)	1,508	(133)	1,257

PRETAX INCOME	7,595	9,496	10,769	14,399	42,259	10,893	14,731	13,513	15,886	55,023
PROVISION FOR INCOME TAXES	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(5,765)	(17,112)

EFFECTIVE TAX RATE	32.0%	32.0%	32.0%	27.9%	30.6%	32.0%	32.0%	23.3%	36.3%	31.1%
NET INCOME	$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$10,121	$37,911

Weighted Average Common Shares Outstanding (Diluted)	16,197	16,332	16,368	16,438	16,291	16,533	16,679	16,768	16,925	16,730

EARNINGS PER COMMON SHARE (Diluted)	$0.32	$0.40	$0.45	$0.63	$1.80	$0.45	$0.60	$0.62	$0.60	$2.27

EBIT	$8,619	$10,960	$12,152	$15,645	$47,376	$12,111	$15,615	$14,257	$16,041	$58,024
Depreciation	2,619	3,169	2,901	2,517	11,206	2,808	2,812	2,662	2,588	10,870
Amortization of intangibles	515	567	709	603	2,394	626	632	659	662	2,579

EBITDA	$11,753	$14,696	$15,762	$18,765	$60,976	$15,545	$19,059	$17,578	$19,291	$71,473

EBITDA AS A PERCENT OF SALES	9.2%	10.2%	10.5%	11.1%	10.3%	9.6%	11.5%	10.7%	11.1%	10.7%

CAPITAL EXPENDITURES	$1,578	$1,742	$3,823	$2,790	$9,933	$1,776	$2,266	$2,844	$5,097	$11,983

CIRCOR INTERNATIONAL, INC.

RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED

GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS

(in thousands)

UNAUDITED

		2006					2007
		1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year
FREE CASH FLOW [NET CASH FLOW FROM OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES LESS DIVIDENDS PAID]		$(5,213)	$402	$8,865	$13,476	$17,530	$(5,429)	$5,439	$11,470	$30,989	$42,469
ADD:	Capital expenditures	1,578	1,742	3,823	2,790	9,933	1,776	2,266	2,844	5,097	11,983
	Dividends paid	595	600	600	600	2,395	609	614	617	624	2,464

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES		$(3,040)	$2,744	$13,288	$16,866	$29,858	$(3,044)	$8,319	$14,931	$36,710	$56,916

NET (CASH) DEBT [TOTAL DEBT LESS CASH & CASH EQUIVALENTS LESS INVESTMENTS]		$68,271	$64,336	$55,157	$36,088	$36,088	$39,366	$29,848	$11,815	$(21,421)	$(21,421)
ADD:	Cash & cash equivalents	27,069	25,966	33,265	28,652	28,652	27,050	25,281	30,174	34,662	34,662
	Investments	—	2,639	90	86	86	87	94	100	8,861	8,861

TOTAL DEBT		$95,340	$92,941	$88,512	$64,826	$64,826	$66,503	$55,223	$42,089	$22,102	$22,102

NET DEBT AS % OF NET CAPITALIZATION		18%	16%	14%	9%	9%	10%	7%	3%	-5%	-5%
NET CAPITALIZATION [TOTAL DEBT PLUS SHAREHOLDERS’ EQUITY LESS CASH & CASH EQUIVALENTS, LESS INVESTMENTS]		$385,659	$397,814	$397,012	$393,389	$393,389	$408,944	$415,386	$420,951	$398,963	$398,963
LESS:	Total debt	(95,340)	(92,941)	(88,512)	(64,826)	(64,826)	(66,503)	(55,223)	(42,089)	(22,102)	(22,102)
ADD:	Cash & cash equivalents	27,069	25,966	33,265	28,652	28,652	27,050	25,281	30,174	34,662	34,662
	Investments	—	2,639	90	86	86	87	94	100	8,861	8,861

TOTAL SHAREHOLDERS’ EQUITY		317,388	333,478	341,855	357,301	357,301	369,578	385,538	409,136	420,384	420,384
ADD:	Total debt	95,340	92,941	88,512	64,826	64,826	66,503	55,223	42,089	22,102	22,102

TOTAL CAPITAL		$412,728	$426,419	$430,367	$422,127	$422,127	$436,081	$440,761	$451,225	$442,486	$442,486

TOTAL DEBT / TOTAL CAPITAL		23%	22%	21%	15%	15%	15%	13%	9%	5%	5%
EBIT [NET INCOME LESS INTEREST EXPENSE, NET LESS TAXES]		$8,619	$10,960	$12,152	$15,645	$47,376	$12,111	$15,615	$14,257	$16,041	$58,024
LESS:	Interest expense, net	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(155)	(3,001)
	Provision for income taxes	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(5,765)	(17,112)

NET INCOME		$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$10,121	$37,911

EBITDA [NET INCOME LESS INTEREST EXPENSE, NET LESS DEPRECIATION LESS AMORTIZATION LESS TAXES]		$11,753	$14,696	$15,762	$18,765	$60,976	$15,545	$19,059	$17,578	$19,291	$71,473
LESS:
	Interest expense, net	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(155)	(3,001)
	Depreciation	(2,619)	(3,169)	(2,901)	(2,517)	(11,206)	(2,808)	(2,812)	(2,662)	(2,588)	(10,870)
	Amortization of intangibles	(515)	(567)	(709)	(603)	(2,394)	(626)	(632)	(659)	(662)	(2,579)
	Provision for income taxes	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(5,765)	(17,112)

NET INCOME		$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$10,121	$37,911